Exhibit 10.3
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of May 23, 2022, is by and between DigitalBridge Group, Inc., a Maryland corporation (the “Company”), and Wafra Strategic Holdings LP, a Bermuda limited partnership (together with each Permitted Transferee executing a joinder to this Agreement in the form attached hereto as Exhibit A, the “Equityholders”).
WHEREAS, the Equityholders desire to enter into this Agreement in order to provide for certain registration rights that will apply to any Registrable Securities held by the Equityholders.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
1.    Definitions. As used herein, the following terms shall have the following meanings:
“Agreement” has the meaning set forth in the Preamble.
“Automatic Shelf Registration Statement” has the meaning set forth in Section 2(a)(i).
“Business Day” means any day that is not a Saturday, a Sunday or other day on which the exchange on which securities of the Company are listed (or on which an application for listing has been filed) is closed for trading.
“Capital Stock” means the Class A Common Stock, par value $0.01 per share, of the Company, any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such shares of Class A Common Stock of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise, and all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), shares of Class A Common Stock.
“Company” has the meaning set forth in the Preamble.
“Demand Registration Statement” has the meaning set forth in Section 2(a)(i).
“Demand Registrations” has the meaning set forth in Section 2(a)(i).

“Designated Investors” means Wafra Strategic Holdings LP and any Permitted Transferee executing a joinder to this Agreement in the form attached hereto as Exhibit A that is designated as a “Designated Investor” by an existing Designated Investor that is the transferor.
“Entity” means a Person that is not a natural person.
“Equityholders” has the meaning set forth in the Preamble.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder, as each may be amended from time to time.
“FINRA” means Financial Industry Regulatory Authority.
“Free Writing Prospectus” means a free–writing prospectus, as defined in Rule 405 of the Securities Act (or any similar rule then in force or any comparable rule in effect under any foreign securities laws).
“Holdback Period” has the meaning set forth in Section 4.
“Indemnified Parties” has the meaning set forth in Section 7(a).
“Long-Form Registrations” has the meaning set forth in Section 2(a)(i).
“Opt-Out Request” has the meaning set forth in Section 11.
“Other Equityholders” means any other holder of Capital Stock of the Company subject to a registration rights agreement, including, for the avoidance of doubt, Equityholders who are current or former employees of Wafra Strategic Holdings LP and/or its Affiliates.
“Permitted Transfer” means with respect to any Registrable Securities, any direct transfer of such Registrable Securities by any Equityholder to any Person in the manner permitted under applicable securities laws.
“Permitted Transferee” means any Person who receives Registrable Securities pursuant to a Permitted Transfer and executes a joinder to this Agreement in the form attached hereto as Exhibit A, and shall include any Person to whom any of the Warrants are transferred in accordance with their terms upon the issuance of Registrable Securities pursuant thereto, provided that such Person also executes a joinder to this Agreement in the form attached hereto as Exhibit A.
“Person” means any natural person or any firm, partnership, limited partnership, limited liability partnership, association, corporation, limited liability company, joint venture, trust, business trust, sole proprietorship, governmental authority or other entity or any division thereof.

“Piggyback Registration” has the meaning set forth in Section 3(a).
“Public Offering” means an underwritten public offering and sale of Capital Stock of the Company pursuant to an effective registration statement under the Securities Act (or the consummation of a similar public offering pursuant to a comparable federal statute then in effect or a comparable process under applicable foreign securities laws); provided, that a Public Offering shall not include any issuance of Capital Stock in any merger or other business combination on Forms S-4 or F-4 (or any successor form adopted by the SEC or any comparable form adopted by any foreign securities regulators), and shall not include any registration of the issuance of Capital Stock to current or former security holders or employees or consultants of the Company or its Subsidiaries on Form S-4 or Form S-8 (or any successor form adopted by the SEC or any comparable form adopted by any foreign securities regulators).
“Purchase Agreement” means that certain Agreement of Purchase and Sale, dated as of April 14, 2022, by and among DigitalBridge Digital IM Holdco, LLC, Wafra Strategic Holdings LP, W-Catalina (B) LLC, W-Catalina (S) LLC, W-Catalina (C) LLC, and the Company solely for purposes of Section 2.8 and Section 6.3 thereof.
“Registrable Securities” means the Class A Common Stock of the Company (or any other securities of the Company into which such common equity securities may be reclassified, converted or exchanged) (i) issued in connection with the transactions contemplated by the Purchase Agreement (including Section 2.6 (Earnout) thereof) that are outstanding and issued, (ii) issued upon exercise of any of the Warrants, and (iii) any other common equity securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the foregoing securities. Equity securities will cease being Registrable Securities when they are (x) sold by the holder thereof pursuant to Rule 144, (y) eligible to be sold by the holder thereof pursuant to Rule 144 and either (A) such sale can be made without restriction as to volume or manner of sale under Rule 144, or (B) such holder and its affiliates hold less than 2% of the outstanding equity securities of the Company, in each case under this clause (y), unless the Designated Investors have determined in good faith that the inclusion of such securities as “Registrable Securities” is reasonably necessary or advisable to implement the Designated Investors’ strategy with respect to selling such securities (for the avoidance of doubt, including the price, quantum and time at which such securities may be sold) or (z) sold pursuant to any offering registered under the Securities Act.
“Registration Expenses” means all fees and expenses incident to the Company’s performance of or compliance with this Agreement, including (i) all registration, listing and filing fees (including (A) fees with respect to filings required to be made with the SEC, a stock exchange or FINRA and (B) fees and expenses of compliance with foreign, state securities or “blue sky” laws, including any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 5(e)); (ii) printing (including expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is required by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any registration statement), messenger, telephone and delivery expenses; (iii) the reasonable fees and disbursements of one (1) counsel for the holders of Registrable Securities, which counsel shall be chosen by the Designated Investors, provided, that such fees and disbursements shall not exceed $75,000 per registration or take-down, as applicable, of the Equityholders; (iv) fees and disbursements of all independent certified public accountants referred to in Section 5(l) (including the expenses of any “cold comfort” letters required by this Agreement); (v) fees and disbursements of custodians; (vi) underwriters’ fees and expenses (excluding discounts, commissions and transfer taxes as provided in Section 6 below); (vii) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties); (viii) the expense of any annual audit or quarterly review; (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which Registrable Securities are to be listed; (x) the fees and expenses of any Person, including counsel and special experts retained by the Company; and (xi) expenses of the Company incurred in connection with any road show.
“Requesting Equityholders” has the meaning set forth in Section 2(a)(i).
“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force or any comparable rule in effect under any foreign securities laws).
“Sale Transaction” has the meaning set forth in Section 4.
“SEC” shall mean the U.S. Securities and Exchange Commission, or any successor thereto.
“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as each may be amended from time to time.
“Shelf Underwriting Request” has the meaning set forth in Section 2(e).
“Shelf Underwritten Offering” has the meaning set forth in Section 2(e).
“Short-Form Registrations” has the meaning set forth in Section 2(a)(i).
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture, or other legal Entity of which such Person (either alone or through or together with any other Subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests.
“Underwritten Block Trade” has the meaning set forth in Section 2(e).
“Warrants” means those certain Warrants, each dated as of July 17, 2020, by and between the Company and Wafra Strategic Holdings LP.
“WKSI” has the meaning set forth in Section 5(q).

2.    Demand Registrations.
(a)    Requests for Registration.
(i)    Subject to the other provisions of this Agreement, including Section 2(b), at any time and from time to time when such Registrable Securities have not been previously registered on a then effective registration statement, the Designated Investors may request registration under the Securities Act of all or a portion of the Designated Investors’ Registrable Securities on Form S-1, Form S-11 or similar long-form registration (“Long-Form Registrations”), or on Form S-3 or any similar short-form registration (including, if the corporation is then eligible, as an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”)) pursuant to Rule 415 under the Securities Act or any similar rule then in force (“Short-Form Registrations”), if available (the requesting Designated Investors, the “Requesting Equityholders”). All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations.” Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. Unless the Registrable Securities have been previously registered on a then effective registration statement, the Company agrees to file with the SEC, following receipt of any such request for a Demand Registration, a registration statement with respect to the Registrable Securities under the Securities Act (the “Demand Registration Statement”) in accordance with Section 5. The Company shall use its commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the SEC as soon as practicable after the filing thereof in accordance with Section 5. The Demand Registration Statement shall be on an appropriate form and the registration statement and any form of prospectus included therein (or prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale proposed by the Requesting Equityholders.
(ii)    Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered and the intended method of distribution. Within five (5) Business Days after receipt of any such request, the Company shall give written notice of the Demand Registration to all other holders of Registrable Securities and Other Equityholders and, subject to the terms of Section 2(c), shall include in such Demand Registration (and in all related registrations and qualifications under state blue sky laws and in any related underwriting) all securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after delivery of the Company’s notice; provided, that with the prior written consent of the Requesting Equityholders, the Company may provide notice of the Demand Registration to all other holders of Registrable Securities and Other Equityholders within three (3) Business Days following the non-confidential filing of the registration statement with respect to the Demand Registration so long as such registration statement is not an Automatic Shelf Registration Statement. Each holder of securities agrees that such holder shall treat as confidential the receipt of the notice of Demand Registration and, except as required by law, pursuant to court order, pursuant to a governmental authority having jurisdiction over such holder or in connection with exercise of remedies hereunder, shall not disclose or use the information contained in such notice of Demand Registration without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the holder in breach of the terms of this Agreement.

(b)    Demand Registrations. Subject to the other provisions of this Agreement, for so long as the Designated Investors hold Registrable Securities of the Company, the Designated Investors will be entitled to request no more than an aggregate of six (6) Demand Registrations; provided, that the aggregate offering value of the Registrable Securities requested to be registered in any Demand Registration must equal at least $50,000,000, net of Registration Expenses (or a lesser amount if the Registrable Securities requested by the Requesting Equityholders to be included in such Demand Registration constitute all of the Registrable Securities held by the Equityholders); provided, however, that no request for a Demand Registration shall count against the foregoing limitation in this paragraph if (x) the Demand Registration relating thereto has not become effective or has not been kept continuously effective for a period of at least one hundred eighty (180) days (or such shorter period which shall terminate when all of the Registrable Securities covered by such registration statement have been sold pursuant thereto), or if such registration statement relates to an underwritten Public Offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sale of Registrable Securities by an underwriter or dealer); (y) any stop order, injunction or other order or requirement of the SEC or other governmental agency or court prevents the sale of any Registrable Securities covered by such Demand Registration other than by reason of any intentional act by a holder of Registrable Securities; or (z) the Requesting Equityholders are unable to include in such Demand Registration at least eighty percent (80%) of the Registrable Securities initially proposed to be included by the Requesting Equityholders in such Demand Registration due to the limitations set forth in Section 2(c).
(c)    Priority on Demand Registrations. If a Demand Registration contemplates an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without materially and adversely affecting the success of the offering (including the price, timing or distribution of the Registrable Securities to be sold in such offering), then the Company will include in such registration, (i) first, the securities requested to be included in such registration pro rata among the Designated Investors and all Other Equityholders requesting that securities be included in such offering (pursuant to Section 2(a) or otherwise) based on the number of securities requested to be included in such offering by such holders at such time, and (ii) second, any other securities of the Company requested (pursuant to Section 3(a) or otherwise) to be included in such registration (whether for the account of the Company or any other holder of the Company’s securities) pro rata on the basis of the number of such other securities requested to be included therein by the Company and each such other holder (or in such other manner as the Company and such other holders agree). For the avoidance of doubt, this Section 2(c) shall not apply to a Shelf Underwritten Offering.
(d)    Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within one hundred eighty (180) days after the effective date of a previous Long-Form Registration or within ninety (90) days after the effective date of a previous Short-Form Registration or any Piggyback Registration. If the Company, by decision of its board of directors or similar governing body, shall believe in its reasonable and good faith judgment, the filing, effectiveness or use of any Demand Registration or other registration statement or prospectus supplement for purposes of effecting an offering pursuant to Rule 415 under the Securities Act would (i) require the Company to disclose any material non-public information that the Company would not otherwise be required to disclose at such time, (ii) have a material adverse effect on any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction or (iii) be materially harmful to the prospects of the Company, the Company, upon written notice provided to the Requesting Equityholders, may suspend the filing, effectiveness or use of any such Demand Registration, registration statement or prospectus supplement for a period of up to ninety (90) days; provided, that the Company may not postpone the filing, effectiveness or use of a registration statement for a Demand Registration more than two (2) times during any twelve (12) month period and no such postponement shall last for a period exceeding one hundred twenty (120) days in the aggregate during any twelve (12) month period. In the event of any such suspension or delay, the Requesting Equityholders shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder. Each Equityholder who is notified by the Company of any suspension under this Section 2(d) shall keep the existence of such suspension confidential and shall immediately discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Equityholder to immediately discontinue) offers and sales of Registrable Securities pursuant to the applicable registration statement or prospectus until such time as it is advised in writing by the Company that the use of such registration statement or prospectus may be resumed.
(e)    Shelf Take-Downs. At any time that a shelf registration statement covering Registrable Securities is effective, if the Designated Investors deliver a notice (a “Shelf Underwriting Request”) to the Company stating that it intends to effect an underwritten offering of all or part of such Designated Investors’ Registrable Securities included by it on a shelf registration statement (a “Shelf Underwritten Offering”) and stating the number of Registrable Securities to be included in such Shelf Underwritten Offering, then, the Company shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering; provided further, that the aggregate offering value of the Registrable Securities requested to be registered in any Shelf Underwritten Offering must equal at least $50,000,000, net of Registration Expenses (or a lesser amount if the Registrable Securities requested by the Requesting Equityholders to be included in such Shelf Underwritten Offering constitute all of the Registrable Securities held by the Equityholders). For the avoidance of doubt, a Shelf Underwritten Offering constitutes a Demand Registration such that the provisions of this Agreement, including this Section 2 and the ability of the Company to suspend any Demand Registration pursuant to Section 2(d), with respect to a Demand Registration shall apply to a Shelf Underwritten Offering; provided that a Shelf Underwritten Offering shall not count against the limitation of the number of Demand Registrations in Section 2(b) and the restriction set forth in the first sentence of Section 2(d) shall not apply. The Company shall, as expeditiously as possible (and in any event within ten (10) days after the receipt of a Shelf Underwriting Request), but subject to Section 2(d), amend or supplement the shelf registration statement for such Shelf Underwritten Offering. Notwithstanding the foregoing, if the Requesting Equityholders wish to engage in an underwritten block trade or similar transaction or other transaction with a 2-day or less marketing period (collectively, “Underwritten Block Trade”) off of a shelf registration statement (either through filing an Automatic Shelf Registration Statement or through a take-down from an already existing shelf registration statement), then notwithstanding the foregoing time periods, the Requesting Equityholders only need to notify the Company of the Underwritten Block Trade on the Business Day immediately preceding the day on which such offering is to commence, and the Company shall as expeditiously as possible, but subject to Section 2(d), facilitate such Shelf Underwritten Offering (which may close as early as three (3) Business Days after the date it commences); provided, however, that the Requesting Equityholders requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade.

(f)    Selection of Underwriters and Plan of Distribution. In the case of a Demand Registration for an underwritten offering or a Shelf Underwritten Offering, the Requesting Equityholders holding a majority of the Registrable Securities to be included in such Demand Registration or Shelf Underwritten Offering will have the right to select the investment banker(s) and manager(s) (who shall be a nationally recognized investment bank) to administer the offering and will have the right to determine the plan of distribution, in each case after consultation with the Company and subject to the Company’s approval, which will not be unreasonably withheld, conditioned or delayed.
3.    Piggyback Registrations.
(a)    Right to Piggyback. Whenever the Company proposes to register any Capital Stock of the Company under the Securities Act (for its own account or the account of any other securityholder) (other than (i) pursuant to a Demand Registration (which shall be governed by Section 2, including the priority provisions of Section 2(c)), (ii) in connection with registrations on Form S-4, Form F-4 or Form S-8 (or any successor form adopted by the SEC or any comparable form adopted by any foreign securities regulators) or (iii) a registration, the sole purpose of which is to register non-convertible debt securities) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities and Other Equityholders of its intention to effect such a registration and will, subject to the provisions of this Agreement, include in such registration (and in all related registrations or qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the receipt of the Company’s notice.
(b)    Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all Registrable Securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that, in their good faith opinion, the number of securities requested to be included in such registration exceeds the number of Registrable Securities that can reasonably be expected to be sold in such offering without materially and adversely affecting the success of the offering (including the price, timing or distribution of the Registrable Securities to be sold in such offering), the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration pro rata among the Equityholders and all Other Equityholders of such securities based on the number of such securities owned by each such holder at such time, and (iii) third, any other securities of the Company requested to be included in such registration as may be determined by the Company in its discretion.

(c)    Priority on Secondary Registrations. If a Piggyback Registration is done in compliance with an underwritten secondary registration on behalf of holders of the Company’s securities (it being understood that Demand Registrations by or on behalf of holders of Registrable Securities are addressed in Section 2 rather than this Section 3(c)), the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that, in their good faith opinion, the number of securities requested to be included in such registration exceeds the number of Registrable Securities that can reasonably be expected to be sold in such offering without materially and adversely affecting the success of the offering (including the price, timing or distribution of the Registrable Securities to be sold in such offering) (i) first, the securities requested to be included therein by the holders initially requesting such registration and the number of Registrable Securities requested to be included in such registration by the holders of Registrable Securities, pro rata among the respective holders thereof (including holders of such Registrable Securities) based on the number of such securities owned by such holder at such time, and (ii) second, other securities, if any, requested to be included in such registration as may be determined by the Company in its discretion.
(d)    Selection of Underwriters. In the case of a Piggyback Registration that is an underwritten offering, the Company will have the right to select the investment banker(s) and manager(s) to administer the offering.
(e)    Withdrawal. The Requesting Equityholders may elect to withdraw its request for inclusion of Registrable Securities in any Piggyback Registration by giving written notice to the Company of such request to withdraw at least two (2) Business Days (or such period of time required by applicable law) prior to the pricing of such offering.
(f)    Right to Terminate Registration. The Company will have the right to terminate or withdraw any registration initiated by it under this Section 3, whether or not any holder of Registrable Securities has elected to include securities in such registration.
4.    Holdback Agreements. In connection with any Public Offering, upon the request of the Company or the managing underwriters of such Public Offering, no holder of Registrable Securities shall sell, transfer, make any short sale of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale (including sales pursuant to Rule 144) (a “Sale Transaction”) during the period reasonably requested by the managing underwriters, not to exceed ninety (90) days from the pricing date of such offering or such shorter period as the managing underwriters, the Company or any executive officer or director of the Company shall agree (each, a “Holdback Period”), except as part of such Public Offering; provided, however, that (x) such Holdback Period shall be no longer than that which is applicable to any other holder of Capital Stock and (y) any agreement with the underwriter(s) with respect to a Holdback Period shall provide that the underwriter(s) may not waive the Holdback Period for any other holder of Capital Stock unless it is waived for all holders of Registrable Securities. The Company may impose stop-transfer instructions with respect to the Capital Stock (or other securities) subject to the foregoing restriction until the end of such period. Nothing herein shall prevent the Equityholders from transferring Registrable Securities to a Permitted Transferee so long as such Permitted Transferee will be subject to the rights and obligations of the transferor with respect to such Registrable Securities hereunder (including, as applicable, the Holdback Period).

5.    Registration Procedures. Whenever Registrable Securities are to be registered pursuant to this Agreement, the Company will effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof. Pursuant thereto, the Company will, as expeditiously as possible and in any event in accordance with the following procedures:
(a)    in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, (i) prepare and file with the SEC within (x) with respect to Long-Form Registrations, forty-five (45) days of such request for registration by an eligible holder of Registrable Securities and (y) with respect to Short-Form Registrations, thirty (30) days of such request for registration by an eligible holder of Registrable Securities, a registration statement, and promptly thereafter all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities; provided, that, no later than the date that is six (6) months following the Closing date, the Company shall file (x) if the Company is a WKSI, an Automatic Shelf Registration Statement or (y) if the Company is not a WKSI, a shelf registration statement on Form S-3, in each case registering the Equityholders’ Registrable Securities and (ii) use its commercially reasonable efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter; provided, that before filing a registration statement or prospectus pursuant to this Agreement or any amendments or supplements thereto or any Free Writing Prospectuses related thereto, the Company will furnish to counsel of the Equityholders in such offering copies of all such documents proposed to be filed which documents shall be subject to the review of such counsel, and the Company shall give the Equityholders and their counsel a reasonable opportunity to comment on such documents and keep such Equityholders reasonably informed as to the registration process (and the Equityholders of the Registrable Securities covered by such registration statement shall have the right to request that the Company modify any information contained in such registration statement, amendment or supplement thereto pertaining to the Equityholders and the Company will use its commercially reasonable efforts comply with such request);
(b)    promptly notify the Equityholders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the lesser of (i) one hundred eighty (180) days and (ii) such shorter period which will terminate when all Registrable Securities covered by the registration statement have been sold, and comply with the provisions of the Securities Act and the Exchange Act (or comparable applicable foreign securities laws) with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, that with respect to any shelf registration statement covering Registrable Securities, if the Company is not eligible to use an Automatic Shelf Registration Statement at the time of filing then the Company shall keep such registration statement continuously effective under the Securities Act in order to permit the prospectus forming a part thereof to be useable by the Equityholders (subject to customary public company blackout requirements) until the earliest of (x) the date as of which all Registrable Securities have been sold and (y) such earlier date agreed to in writing by the Company and the Designated Investors;

(c)    if requested by the managing underwriters (if any) or the holders of a majority of the then outstanding Registrable Securities included in such registration statement, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriters (if any) or such holders may reasonably request in order to permit the intended method of distribution of such securities and to make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, that the Company shall not be required to take any actions under this Section 5(c) that are not, in the opinion of counsel for the Company, in compliance with applicable law;
(d)    furnish without charge to the Equityholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus (or similar prospectus available under comparable foreign securities laws) and such other documents as the Equityholders may reasonably request (in each case including all exhibits thereto and documents incorporated by reference therein) in order to facilitate the disposition of the Registrable Securities owned by the Equityholders, and the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto;
(e)    notify the Equityholders, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the SEC or any state securities authority for the amendment or supplementing of such registration statement or prospectus or for additional information, (iii) promptly after it receives notice thereof, of the issuance by the SEC or any state securities regulator of any stop order suspending such registration statement or the initiation of any proceedings for that purpose, (iv) promptly after receipt thereof of any notification with respect to the suspension of qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) promptly during any time when a prospectus relating thereto is required to be delivered under the Securities Act in the event of the occurrence of any event the result of which is that it has actual knowledge that the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, at the request of Equityholders holding a majority of the Registrable Securities remaining unsold under such registration statement during the time that a prospectus is required to be delivered to purchasers of Registrable Securities, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made (and the period of effectiveness of such registration statement provided for in Section 5(b) shall be extended by the number of days from and including the date such notice is given to the date such amended or supplemented prospectus has been delivered under this Section 5(e));

(f)    prepare and file promptly with the SEC, and notify the Equityholders prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, in case any of such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder (or comparable applicable foreign securities laws), the Company shall prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations promulgated thereunder (or comparable applicable foreign securities laws);
(g)    take all reasonable action to ensure that any Free Writing Prospectus utilized in connection with any registration covered by Section 2 or Section 3 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(h)    cause all such Registrable Securities to be listed on a national or international securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed or traded;
(i)    provide a transfer agent and registrar for all such Registrable Securities and provide a CUSIP number for all such Registrable Securities, in each case, not later than the effective date of such registration statement;

(j)    enter into and perform such customary agreements (including underwriting agreements in customary form, which agreements include customary limitations on the liability of the holders of Registrable Securities);
(k)    use its commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, and in the event of the issuance of any such stop order or other such order the Company shall advise the Equityholders of such stop order or other such order promptly after it shall receive notice or obtain knowledge thereof and shall use its commercially reasonable efforts to promptly obtain the withdrawal of such order;
(l)    use its commercially reasonable efforts to obtain a “cold comfort” letter from the Company’s independent public accountants in customary form, addressed to each of the underwriters, as applicable, and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriters reasonably request;
(m)     provide a legal opinion of the Company’s outside counsel addressed to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form, and reasonably acceptable to the managing underwriters, and covering such matters of the type customarily covered by legal opinions of such nature;
(n)    cooperate and assist in any filings required to be made with FINRA;
(o)    register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller or underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (y) consent to general service of process in any such jurisdiction, or (z) subject it to taxation in any such jurisdiction);
(p)    make up to three (3) appropriate personnel of the Company reasonably available to assist the underwriters with respect to, and accompany the underwriters on the so-called “road show”, in connection with the marketing efforts for, and the distribution and sale of Registrable Securities pursuant to any Demand Registration at times that may be mutually and reasonably agreed upon; provided, that the personnel of the Company shall not be required to participate in “road shows” (including presentations and any other marketing or selling events) in excess of five (5) Business Days per Demand Registration;
(q)    at any time the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”), use its commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) so long as the Equityholders hold Registrable Securities;

(r)    if an Automatic Shelf Registration Statement covering Registrable Securities has been outstanding for at least three years, at the end of the third year, file a new Automatic Shelf Registration Statement covering all of the Registrable Securities (and keep such new Automatic Shelf Registration Effective in accordance with the terms hereof);
(s)    if at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI and an Automatic Shelf Registration Statement covering Registrable Securities is then outstanding, file a shelf registration statement on Form S-3 and keep such registration statement effective during the period as required in the proviso to Section 5(b); and
(t)    take such other actions and deliver such other documents and instruments as may be reasonably necessary to facilitate the registration and disposition of Registrable Securities as contemplated hereby.
6.    Registration Expenses. Unless otherwise provided herein, the Company shall pay all Registration Expenses. Each Person that sells securities pursuant to a Demand Registration or Piggyback Registration hereunder shall bear and pay all underwriting discounts and commissions and transfer taxes applicable to the securities sold for such Person’s account.
7.    Indemnification.
(a)    In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, such holder’s partners, members, managers, officers, directors and each Person who controls such holder (within the meaning of the Securities Act) (the “Indemnified Parties”) against all losses, claims, actions, damages, liabilities and expenses arising out of, caused by or based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, including any Free Writing Prospectuses (or similar prospectus available under comparable foreign securities laws) used by the Company, any underwriter or the selling holders of Registrable Securities solely to the extent the Company has consented to such use in writing, or in the information conveyed by the Company or its representatives to a purchaser at the time of sale to such purchaser, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar foreign, federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. The Company shall reimburse such Indemnified Party for any legal or other expenses reasonably incurred by them in connection with the investigation or defense of such loss, claim, damage, liability or expense. Notwithstanding the foregoing, the Company shall not be liable under this Section 7(a) for any such loss, claim, damage, liability and expense to the extent it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by such Indemnified Party in writing to the Company expressly for use therein.

(b)    In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information as the Company reasonably requests in writing for use in connection with any such registration statement or prospectus and each holder of Registrable Securities, to the extent permitted by law, will, severally and not jointly, (i) indemnify the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, actions, damages, liabilities and expenses arising out of, caused by or based upon any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus, preliminary prospectus, any amendment thereof, supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and (ii) reimburse the Company, its officers, directors, employees, agents and representatives and each Person who controls the Company (within the meaning of the Securities Act) for any legal or other expenses reasonably incurred by such Persons in connection with the investigation or defense of such loss, claim, damage, liability or expense, but in the case of the foregoing clauses (i) and (ii), only to the extent the untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished by such holder to the Company expressly for use therein. No holder of Registrable Securities shall be liable in respect of indemnity amounts for more than the net proceeds actually received by such holder in connection with such Registrable Securities and that the obligation to indemnify will be several, not joint and several, among such holders.
(c)    Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that failure to give such notice shall not affect the right of such Person to indemnification hereunder unless such failure is materially prejudicial to the indemnifying party’s ability to defend such claim, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party unless either (A) in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim or (B) there are one or more legal defenses available to such indemnified party which are substantially different from or additional to those available to the indemnifying party. If such a defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its prior written consent, which will not be unreasonably withheld. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (plus any local counsel necessary for defending such claim as reasonably determined by an indemnified party), if any, for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)    No indemnifying party shall, except with the prior written consent of each indemnified party, consent to entry of any judgment or enter into any settlement which (x) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or (y) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.
(e)    To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering conflict with the foregoing provisions, the provisions in this Agreement shall control.
(f)    The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.
8.    Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements (including pursuant to any over-allotment or “green shoe” option requested by the underwriters; provided, that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and/or executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents in each case that are customary for such registrations and are reasonably required under the terms of such underwriting arrangements. Each holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the lead managing underwriter(s) that are consistent with such holder’s obligations under Section 5 or that are necessary to give further effect thereto.
9.    Rule 144. The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will use good faith efforts to timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144) or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Equityholder may reasonably request; in each case of clauses (i) and (ii), to the extent required from time to time to enable such Equityholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Equityholder, the Company will promptly deliver to such Equityholder a written statement as to whether it has complied with such requirements.

10.    Miscellaneous.
(a)    Costs and Expenses. Except with respect to Registration Expenses (which shall be subject to Section 6 hereof), each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.
(b)    Governing Law; Severability. This Agreement, together with any claim or defense arising out of or based upon this Agreement or relating to the subject matter hereof, and the rights of the parties hereunder shall in all respects be governed by, interpreted, and construed in accordance with, and all rights and remedies hereunder shall be governed by, the laws of the State of New York (without regard to any conflict of law provisions that would result in the application of the laws of another jurisdiction). If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid, illegal or unenforceable under applicable law, such provision shall be invalid, illegal or unenforceable only in such jurisdiction and only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
(c)    Amendment and Waiver. Except as otherwise expressly provided herein, this Agreement may be amended, modified, or waived only upon the approval of the Company and the Equityholders. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No course of dealing between or among the parties hereto shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any such party or such holder under or by reason of this Agreement. The observance of any provision of this Agreement may be waived in writing by the party that will lose the benefit of such provision as a result of such waiver.
(d)    Notices. All notices, demands and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been duly given or made (a) as of the date when personally delivered, (b) on the date delivered, if delivered by facsimile or email (provided, that notice is also sent by one the methods described in clauses (a), (c) or (d)), (c) five (5) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested) or (d) one (1) Business Day after being sent by overnight courier (providing proof of delivery), in each case to the addresses or email addresses set forth below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10(d)):
If to the Equityholders:

c/o Wafra Inc.
345 Park Avenue, 41st Floor
New York, NY 10154-0101
Attn:	Adel Alderbas
Attn:	Fergus Healey
Attn:	Legal Notices
E-mail:	altlegalnotices@wafra.com

With a copy to (which shall not constitute notice):

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attn:	Andrew Colosimo; Shant Manoukian
Tel:	(212) 859-8868
Email:	andrew.colosimo@friedfrank.com;
shant.manoukian@friedfrank.com

If to the Company:

750 Park of Commerce Drive, Suite 210
Boca Raton, FL 33487
Attn:	Director, Legal Department
Email:	legal@digitalbridge.com

        With a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP
1888 Century Park East
Los Angeles, California 90067
Attn:	Alison S. Ressler
Email:	resslera@sullcrom.com

(e)    Complete Agreement; Counterparts. This Agreement constitutes the entire agreement, and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. Other than as expressly contained herein, the parties hereto have made no other representations and warranties to each other. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties hereto represents and warrants to the other parties that it has the corporate or other capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
(f)    Descriptive Headings, etc. In this Agreement, unless otherwise specified or where the context otherwise requires:
(i)    The headings are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;
(ii)    words importing any gender shall include other genders;
(iii)    words importing the singular only shall include the plural and vice versa;
(iv)    the words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation”;
(v)    the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;
(vi)    references to “Exhibits,” “Sections” or “Schedules” shall be to Exhibits, Sections or Schedules of or to this Agreement;
(vii)    references to any Person include the successors and permitted assigns of such Person;
(viii)    the use of the words “or,” “either” and “any” shall not be exclusive;
(ix)    references to “$” or “dollars” means the lawful currency of the United States of America;
(x)    unless the defined term “Business Days” is used, references to “days” in this Agreement refer to calendar days;
(xi)    references to any agreement, contract or schedule, unless otherwise stated, are to such agreement, contract or schedule as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and
(xii)    the parties hereto have participated jointly in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.
(g)    Remedies. The Equityholders shall have all rights and remedies set forth in this Agreement and all of the rights that such Person has under any applicable law. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.
(h)    Dispute Resolution. Without limiting the rights of any party under clause (k) below, each of the parties irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the

City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby.  To the extent that service of process by mail is permitted by applicable Law, each party irrevocably consents to the service of process in any such suit, action or other proceeding in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for herein.  Nothing herein shall affect the right of any Person to serve process in any other manner permitted by Law.  Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.  The parties hereby irrevocably and unconditionally waive trial by jury in any legal action or proceeding relating to this Agreement or any other agreement entered into in connection therewith and for any counterclaim with respect thereto.
(i)    Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Equityholders and each of their respective successors in interest. In addition, the provisions of this Agreement which are for the benefit of the Equityholders are also for the benefit of, and enforceable by, Permitted Transferees of the Equityholders that execute a joinder to this Agreement in the form attached hereto as Exhibit A (whether or not such joinder is countersigned by the Company).
(j)    No conflicts. The Company has not entered into any agreement that is inconsistent with the rights granted to the Equityholders in this Agreement. The Company shall not hereafter enter into any agreement with respect to its securities that conflicts in any material respects with the rights granted to the Equityholders in this Agreement.
(k)    Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in addition to any other remedies, each party shall be entitled to seek to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy. Each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy. Each party further agrees that no such party shall oppose the granting of an injunction or specific performance as provided herein on the basis that any other party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity.
(l)    MFN Notice. The Company shall notify the Equityholders if it grants any registration rights to any other holder that has the effect of establishing registration rights or otherwise benefits such holder (other than as set forth herein) in a manner more favorable in any material respect than the rights and benefits established in favor of the Equityholders pursuant hereto.

11.    Opt-Out Requests. The Equityholders shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company otherwise is required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by the Equityholders that they do not want to receive any notices hereunder (an “Opt-Out Request”); in which case, and notwithstanding anything to the contrary in this Agreement, the Company shall not be required to, and shall not, deliver any notice or other information required to be provided to the Equityholders hereunder to the extent that the Company reasonably expects such notice or information would result in the Equityholders acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. The Equityholders may revoke such request at any time, and there shall be no limit on the ability of the Equityholders to issue and revoke subsequent Opt-Out Requests; provided, that the Equityholders shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.
* * * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

DigitalBridge Group, Inc.

By:	/s/ Jacky Wu
Name:	Jacky Wu
Title:	Executive Vice President

EQUITYHOLDERS:

Wafra Strategic Holdings LP
By:	WSH GP LLC
Its:	General Partner

By:	/s/Fergus Healy
Name:	Fergus Healy
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

EXHIBIT A

FORM OF JOINDER TO
REGISTRATION RIGHTS AGREEMENT
THIS JOINDER to the Registration Rights Agreement, dated as of __, 2022, by and among DigitalBridge Group, Inc., a Maryland corporation (the “Company”) and the Equityholders party thereto (the “Registration Rights Agreement”), is made and entered into as of [●], by and among the Company, the Equityholders and [●] (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Registration Rights Agreement.
WHEREAS, Holder has acquired certain Registrable Securities [from [_____________]] / [in connection with the exercise of certain Warrants held by Holder].
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:
(A)    Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, it shall become a party to the Registration Rights Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Registration Rights Agreement as though an original party thereto and shall be deemed an Equityholder for all purposes thereof.
(B)    Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company, the Equityholders and their respective successors, heirs and assigns and Holder and its successors, heirs and assigns.
(C)    Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.
(D)    Notices. For purposes of Section 10(d) of the Registration Rights Agreement, all notices, demands or other communications to the Holder shall be directed to:
[Name]
[Address]
(E)    Governing Law. This Agreement, together with any claim or defense arising out of or based upon this Agreement or relating to the subject matter hereof, shall in all respects be governed by, interpreted, and construed in accordance with, and all rights and remedies hereunder shall be governed by, the laws of the State of New York (without regard to any conflict of law provisions that would result in the application of the laws of another jurisdiction).

(F)    Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.
* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Registration Rights Agreement as of the date first written above.

COMPANY:

DigitalBridge Group, Inc.

By:
Name:
Title:

EQUITYHOLDERS:

Wafra Strategic Holdings LP
By:	WSH GP LLC
Its:	General Partner

By:
Name:
Title:

HOLDER:

[HOLDER]
By:
Name:
Title: